Supplement dated March 20, 2025, to the Prospectus dated May 1, 2019,

For Schwab OneSource Annuity® contracts

Issued by Empower Annuity Insurance Company of America

Variable Annuity- 1 Series Account

Supplement dated March 20, 2025, to the Prospectus dated May 1, 2012,

For Schwab Select Annuity® contracts

Issued by Empower Annuity Insurance Company of America

Variable Annuity-1 Series Account

Supplement dated March 20, 2025, to the Prospectus dated May 1, 2019,

For Schwab OneSource Annuity® contracts

Issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity- 1 Series Account

Supplement dated March 20, 2025, to the Prospectus dated May 1, 2012,

For Schwab Select Annuity® contracts

Issued by Empower Life and Annuity Insurance Company of New York

Variable Annuity-1 Series Account

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus(es) (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of the Pioneer Variable Contracts Trust

The Board of Trustees of the Pioneer Variable Contracts Trust, approved the reorganization (the “Reorganization”) of certain Pioneer Variable Contracts Trust portfolios (the “Target Portfolios”) into Victory Variable Insurance Funds II portfolios (the “Acquiring Portfolios”), see table below. The Reorganization is subject to shareholder approval and will be submitted to shareholders of the Target Portfolios for their consideration at a special meeting to be held on March 27, 2025.

It is anticipated that the Reorganization, if approved by the shareholders, will take place, on or about April 1, 2025 or on such other date as reasonably practicable (the “Closing Date”).

Target Portfolios and Corresponding Share Classes	Acquiring Portfolios and Corresponding Share Classes
Pioneer Fund VCT Portfolio - Class I	Victory Pioneer Fund VCT Portfolio – Class I
Pioneer Mid Cap Value VCT Portfolio - Class II	Victory Pioneer Mid Cap Value VCT Portfolio – Class II
Pioneer Select Mid Cap Growth VCT Portfolio - Class I	Victory Pioneer Select Mid Cap Growth VCT Portfolio – Class I

On the Closing Date, after the close of business, your Annuity Account Value in the Sub-Account invested in the Target Portfolio(s) at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Portfolios, and the Target Portfolios will liquidate, cease operations, and will no longer be available for investment. Unless you instruct us otherwise, any allocation instruction you have on file that includes the Target Portfolios will be automatically updated with the corresponding Acquiring Portfolios after the Closing Date.

Your rights and obligations under the Contract and your Annuity Account Value will not change as a result of the Reorganization. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.

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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Target Portfolios as an investment option under the Contract and the Acquiring Portfolios will be added as investment options under your Contract.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquiring Portfolios, or other funds available under your Contract, you may contact us by writing or calling Protective Life at P.O. Box 1854, Birmingham, AL 35201-1854 or toll free at 1-800-838-0650. You may also obtain Acquiring Portfolios and other Portfolio prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.